MINNESOTA LIFE INSURANCE COMPANY
Minnesota Life Individual Variable Universal Life Account
Supplement Dated January 21, 2015
to the
Prospectus for ML Premier Variable Universal Life Insurance Policy (dated May 1, 2014)

The following paragraphs replace the second paragraph under the section entitled "Payments to Registered Representatives of Securian Financial" found on page 76 of the prospectus:

For Policies issued prior to January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. All other compensation is the same as on Policies without EVA.

For Policies issued after January 30, 2015 and that have the EVA, commissions to registered representatives of Securian Financial on the sale of Policies include:

* Up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy. If the target premium is less than $20,000 we pay up to
10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. If the target premium is greater than or equal to $20,000 but less than $500,000 we pay up to
7.29 percent of that same dollar amount of gross premium in each of the six years following the payment of such premiums. If the target premium is greater than or equal to $500,000 we pay up to 5.94 percent of that same dollar amount of gross premium in each of the nine years following the payment of such premiums.

* Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

* Up to 3.24 percent on all premiums (up to the target premium) paid in years three through five.

* Up to 2.97 percent on all premiums (up to the target premium) paid in years six through ten.

* On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through five, 1.35 percent in Policy Years six through ten, and .54 percent in Policy Years 11 and greater.

* We will also pay additional compensation up to .054 percent of the Accumulation Value (net of policy loan) in Policy Years six and later.




Please keep this supplement for future reference.
F82722 01-2015